EXHIBIT 10.13

SECOND AMENDMENT TO BONDING SUPPORT AGREEMENT

The Bonding Support Agreement (the “Agreement”) dated as of May 22, 2003, as amended, by and between Northern Power Systems, Inc. and Proton Energy Systems, Inc. is hereby amended by changing all references therein to “December 31, 2003” to “March 31, 2004”. Except as amended herein, the Agreement is confirmed to remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this First Amendment to the Agreement as of this 24th day of October, 2003.

NORTHERN POWER SYSTEMS, INC.

By:	/s/ Charles Curtis

	Name:	Charles Curtis
	Title:	V.P. Finance

PROTON ENERGY SYSTEMS, INC.

By:	/s/ Walter W. Schroeder

	Name:	Walter W. Schroeder
	Title:	CEO